EQUITY INCENTIVE PLAN

OF

MANPOWERGROUP INC.

Amended and Restated Effective May 8, 2026

PURPOSE OF THE PLAN

The purpose of the Plan is to provide for compensation alternatives for certain Employees and Directors using or based on the common stock of the Company. These alternatives are intended to be used as a means to attract and retain superior Employees and Directors, to provide a stronger incentive for such Employees and Directors to put forth maximum effort for the continued success and growth of the Company and its Subsidiaries, and in combination with these goals, to provide Employees and Directors with a proprietary interest in the performance and growth of the Company.

1. GENERAL

This Plan exclusive of Section A below applies to all Directors and Employees. Section A of the Plan applies to those Employees who are employed in the United Kingdom.

2. DEFINITIONS

Unless the context otherwise requires, the following terms shall have the meanings set forth below:

(a)
“Administrator” shall mean the Committee or the Board of Directors with respect to grants to Employees under the Plan and the Board of Directors with respect to grants to Directors under the Plan.

(b)
“Award” shall mean an Option, Restricted Stock, Restricted Stock Units, an SAR, Performance Share Units, or Deferred Stock granted under the Plan.

(c)
“Board of Directors” shall mean the entire board of directors of the Company, consisting of both Employee and non-Employee members.

(d)
A termination of employment for “Cause” will mean termination upon (1) an Employee’s repeated failure to perform his or her duties in a competent, diligent and satisfactory manner as determined by the Company’s Chief Executive Officer in his or her reasonable judgment, 2) an Employee’s insubordination, (3) an Employee’s commission of any material act of dishonesty or disloyalty involving the Company or a Subsidiary, (4) an Employee’s chronic absence from work other than by reason of a serious health condition, (5) an Employee’s commission of a crime which substantially relates to the circumstances of his or her position with the Company or a Subsidiary or which has material adverse effect on the Company or a Subsidiary, (6) any violation by Employee of a Company policy of material importance (including, but not limited to, the Code of Business Conduct and Ethics, the Insider Trading Policy, the Anti-Corruption Policy, Policy on Gifts, Entertainment and Sponsorship and policies included in an employee handbook) or (7) the willful engaging by an Employee in conduct which is demonstrably and materially injurious to the Company or a Subsidiary.

(e)
“Code” shall mean the Internal Revenue Code of 1986, as amended.

(f)
“Combined Credit Years” shall mean the total number of years after adding together a Participant’s age (in whole years) and years of Service (in whole years).

(g)
“Committee” shall mean the committee of the Board of Directors constituted as provided in Paragraph 5 of the Plan.

(h)
“Company” shall mean ManpowerGroup Inc., a Wisconsin corporation.

(i)
“Deferred Stock” shall mean a right to receive one or more Shares from the Company in accordance with, and subject to, Paragraph 11 of the Plan.

(j)
“Deferred Stock Agreement” shall mean the agreement whereby the Company’s grant of shares of Deferred Stock to a Participant is confirmed.

(k)
“Director” shall mean an individual who is a non-Employee member of the Board of Directors of the Company.

(l)
“Disability” shall mean (i) with respect to an Employee, a physical or mental incapacity which, as determined by the Committee, results in an Employee ceasing to be an Employee and (ii) with respect to a Director, a physical or mental incapacity which results in a Director’s termination of membership on the Board of Directors of the Company; provided, however, that where an Award is granted to a Participant who is subject to U.S. federal income tax with terms such that it is nonqualified deferred compensation for purposes of Section 409A of the Code, “Disability” shall mean (i) a Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) a Participant is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering employees of the Participant's employer.

(m)
“Employee” shall mean an individual who is an employee of the Company or a Subsidiary.

(n)
“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(o)
“Grant Value” of an SAR means the dollar value assigned to the SAR by the Administrator on the date the SAR is granted under the Plan.

(p)
“Incentive Stock Option” shall mean an option to purchase Shares which complies with the provisions of Section 422 of the Code.

(q)
“Market Price” shall mean the closing sale price of a Share on the New York Stock Exchange; provided, however, if a Share is not susceptible of valuation by the above method, the term “Market Price” shall mean the fair market value of a Share as the Administrator may determine in conformity with pertinent law and regulations of the Treasury Department.

(r)
“Nonstatutory Stock Option” shall mean an option to purchase Shares which does not comply with the provisions of Section 422 of the Code or which is designated as such pursuant to Paragraph 7 of the Plan.

(s)
“Option” shall mean (1) with respect to an Employee, an Incentive Stock Option or Nonstatutory Stock Option granted under the Plan and (2) with respect to a Director, a Non-Statutory Stock Option granted under the Plan.

(t)
“Option Agreement” shall mean the agreement whereby the Company’s grant of an Option to a Participant is confirmed.

(u)
“Participant” shall mean an Employee or Director to whom an Award has been granted under the Plan.

(v)
“Performance Goals” shall mean the goals identified by the Administrator to measure one or more business or individual criteria, which may include any criteria selected by the Administrator.

(w)
“Performance Share Unit” shall mean a right, contingent upon the attainment of specified Performance Goals within a specified performance period, to receive one or more Shares from the Company, in accordance with, and subject to, Paragraph 10 of the Plan.

(x)
“Performance Share Unit Agreement” shall mean the agreement whereby the Company’s grant of Performance Share Units to a Participant is confirmed.

(y)
“Plan” shall mean the Equity Incentive Plan of the Company, as amended and restated from time to time. Prior to May 8, 2026, the Plan was named the “2011 Equity Incentive Plan of ManpowerGroup Inc.”

(z)
“Protected Period” shall be a period of time determined in accordance with the following:

(1) if a Triggering Event is triggered by an acquisition of shares of common stock of the Company pursuant to a tender offer, the Protected Period shall commence on the date of the initial tender offer and shall continue through and including the date of the Triggering Event, provided that in no case will the Protected Period commence earlier than the date that is six months prior to the Triggering Event;

(2) if a Triggering Event is triggered by a merger or consolidation of the Company with any other corporation, the Protected Period shall commence on the date that serious and substantial discussions first take place to effect the merger or consolidation and shall continue through and including the date of the Triggering Event, provided that in no case will the Protected Period commence earlier than the date that is six months prior to the Triggering Event; and

(3) in the case of any Triggering Event not described in clause (1) or (2) above, the Protected Period shall commence on the date that is six months prior to the Triggering Event and shall continue through and including the date of the Triggering Event.

(aa)
“Restricted Stock” shall mean Shares granted to a Participant by the Administrator which are subject to restrictions imposed under Paragraph 8 of the Plan.

(bb)
“Restricted Stock Agreement” shall mean the agreement whereby the Company’s grant of shares of Restricted Stock to a Participant is confirmed.

(cc)
“Restricted Stock Unit” shall mean a right to receive one Share from the Company in accordance with, and subject to, Paragraph 8 of the Plan.

(dd)
“Restricted Stock Unit Agreement” shall mean the agreement whereby the Company’s grant of Restricted Stock Units to a Participant is confirmed.

(ee)
“Retirement” shall mean a Participant's termination of employment after having attained 75 Combined Credit Years, except as otherwise provided by the Administrator at the time of grant.

(ff)
“SAR” shall mean a stock appreciation right with respect to one Share granted under the Plan.

(gg)
“SAR Agreement” shall mean the agreement whereby the Company’s grant of SARs to a Participant is confirmed.

(hh)
“Service” shall mean as to each Participant, the period beginning on the date he or she first becomes an Employee and ending on the date he or she ceases to be an Employee.

(ii)
“Share” or “Shares” shall mean the $0.01 par value common stock of the Company.

(jj)
“Subsidiary” shall mean any subsidiary entity of the Company, including without limitation, a subsidiary corporation of the Company as defined in Section 424(f) of the Code.

(kk)
“Triggering Event” shall mean the first to occur of any of the following:

(1) the acquisition (other than from the Company), by any Person (as defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), directly or indirectly, of beneficial ownership (determined in accordance with Exchange Act Rule 13d-3) of 20% or more of the then outstanding shares of common stock of the Company or voting securities representing 20% or more of the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors; provided, however, no Triggering Event shall be deemed to have occurred as a result of an acquisition of shares of common stock or voting securities of the Company (i) by the Company, any of its Subsidiaries, or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries or (ii) by any other corporation or other entity with respect to which, following such acquisition, more than 60% of the outstanding shares of the common stock, and voting securities representing more than 60% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of such other corporation or entity are then beneficially owned, directly or indirectly, by the persons who were the Company’s shareholders immediately prior to such acquisition in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Company’s then outstanding common stock or then outstanding voting securities, as the case may be; or

(2) the consummation of any merger or consolidation of the Company with any other corporation, other than a merger or consolidation which results in more than 60% of the outstanding shares of the common stock, and voting securities representing more than 60% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of the surviving or consolidated corporation being then beneficially owned, directly or indirectly, by the persons who were the Company’s shareholders immediately prior to such acquisition in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Company’s then outstanding common stock or then outstanding voting securities, as the case may be; or

(3) the consummation of any liquidation or dissolution of the Company or a sale or other disposition of all or substantially all of the assets of the Company; or

(4) individuals who, as of the date this Plan is adopted by the Board of Directors of the Company, constitute the Board of Directors of the Company (as of such date, the “Incumbent Board”) cease for any reason to constitute at least a majority of such Board; provided, however, that any person becoming a director subsequent to the date this Plan is adopted by the Board of Directors of the Company whose election, or nomination for election by the shareholders of the Company, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest which was (or, if threatened, would have been) subject to Exchange Act Rule 14a-12(c); or

(5) whether or not conditioned on shareholder approval, the issuance by the Company of common stock of the Company representing a majority of the outstanding common stock, or voting securities representing a majority of the combined voting power of the outstanding voting securities of the Company entitled to vote generally in the election of directors, after giving effect to such transaction.

Following the occurrence of an event which is not a Triggering Event whereby there is a successor holding company to the Company, or, if there is no such successor, whereby the Company is not the surviving corporation in a merger or consolidation, the surviving corporation or successor holding company (as the case may be), for purposes of this definition, shall thereafter be referred to as the Company.

Words importing the singular shall include the plural and vice versa and words importing the masculine shall include the feminine.

3.
AWARDS AVAILABLE UNDER THE PLAN

The Administrator may grant Nonstatutory Stock Options, Incentive Stock Options, Restricted Stock, Restricted Stock Units, SARs, Performance Share Units and Deferred Stock under the Plan.

The Administrator shall have sole authority in its discretion, but always subject to the express provisions of the Plan and applicable law, to determine the Employees or Directors to whom Awards are granted under the Plan and the terms and provisions of each such Award, and to make all other determinations and interpretations deemed necessary or advisable for the administration of the Plan. The Administrator’s determination of the foregoing matters shall be conclusive and binding on the Company, all Participants and all other persons.

4.
SHARES RESERVED UNDER PLAN

(a) The aggregate number of Shares which may be issued under the Plan pursuant to the exercise of Options and SARs, the grant of Restricted Stock, and pursuant to the settlement of Restricted Stock Units, Performance Share Units and Deferred Stock shall not exceed 10,100,000 Shares1, which may be treasury Shares or authorized but unissued Shares, or a

1 Explanatory Note: The 10,100,000 Shares authorization is the number of Shares available since the inception of the Plan in 2011. As of May 8, 2026, the effective date of the approval of this Amended and Restated Plan, only 2,069,118 Shares would remain available for future issuance, assuming that all outstanding Awards as of February 27, 2026 will be earned and delivered in Shares to Participants (at target level for Performance Share Units and disregarding any dividend equivalents awards that may be credited to Restricted Stock Unit, Deferred Stock or Performance Share Unit awards after the effective date of approval).

combination of the two, subject to adjustment as provided in Paragraph 13 hereof. For purposes of determining the maximum number of Shares available for issuance under the Plan, (1) any Shares which have been issued as Restricted Stock which are forfeited to the Company shall be treated, following such forfeiture, as Shares which have not been issued; (2) upon the exercise of an SAR or Option granted under the Plan, the full number of SARs or Options exercised at such time shall be treated as Shares issued under the Plan, notwithstanding that a lesser amount of Shares or cash representing Shares may have been actually issued or paid upon such exercise. For the sake of clarity, Shares withheld to satisfy taxes and Shares used to exercise an Option or SAR, either directly or by attestation, shall be treated as issued hereunder, and if an Option is exercised by using the net exercise method set forth in Paragraph 7(f), the gross number of Shares for which the Option is exercised shall be treated as issued for purposes of counting the Shares available for issuance under this Plan, not just the net Shares issued to the Participant after reduction for the exercise price and any required withholding tax.

(b) In no event shall the number of Shares issued pursuant to the exercise of Incentive Stock Options exceed 1,000,000 Shares (subject to adjustment as provided in Paragraph 13 hereof).

(c) In no event shall the aggregate grant date fair value (as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, “Stock Compensation” or any successor provision) of any Awards granted to an individual Director in any fiscal year, together with the amount of cash compensation earned by such Director in that fiscal year, exceed more than Seven Hundred Thousand Dollars ($700,000).

5. ADMINISTRATION OF THE PLAN

(a) The Plan shall be administered by the Board of Directors with respect to grants to Directors under the Plan provided, however, that discretionary awards to Directors under the Plan will be administered by the Board of Directors but without the participation of any members who at the time are not independent under the rules of the New York Stock Exchange.

(b) The Plan shall be administered by the Committee or by the Board of Directors with respect to grants to Employees under the Plan. Except as otherwise determined by the Board of Directors, the Committee shall be so constituted as to permit grants to be exempt from Section 16(b) of the Exchange Act by virtue of Rule 16b-3 thereunder, as such rule is currently in effect or as hereafter modified or amended (“Rule 16b-3”). The members of the Committee shall be appointed from time to time by the Board of Directors

6. ELIGIBILITY

(a) Directors shall be eligible to receive Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Performance Share Units, SARs and Deferred Stock under the Plan.

(b) Employees shall be eligible to receive Nonstatutory Stock Options, Incentive Stock Options, Restricted Stock, Restricted Stock Units, Performance Share Units, SARs and Deferred Stock under the Plan. In determining the Employees to whom Awards shall be granted and the number of Shares to be covered by each Award, the Administrator may take into account the nature of the services rendered by the respective Employees, their present and potential contributions to the success of the Company, and other such factors as the Administrator in its discretion shall deem relevant.

(c) A Participant may be granted additional Awards under the Plan if the Administrator shall so determine subject to the limitations contained in Paragraph 4.

7. OPTIONS: GENERAL PROVISIONS

Options granted under this Plan shall be subject to such terms and conditions not inconsistent with the Plan as the Administrator shall determine, including the following:

(a) Types of Options. An Option to purchase Shares granted pursuant to this Plan shall be specified to be either an Incentive Stock Option or a Nonstatutory Stock Option. Any grant of an Option shall be confirmed by the execution of an Option Agreement. An Option Agreement may include both an Incentive Stock Option and a Nonstatutory Stock Option, provided each Option is clearly identified as either an Incentive Stock Option or a Nonstatutory Stock Option.

(b) Maximum Annual Grant of Incentive Stock Options to Any Employee. The aggregate fair market value (determined at the time the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year under this Plan (and under all other plans of the Company or any Subsidiary) shall not exceed $100,000, and/or any other limit as may be prescribed by the Code from time to time.

(c) Option Exercise Price. The per share purchase price of the Shares under each Option granted pursuant to this Plan shall be determined by the Administrator but shall not be less than one hundred percent (100%) of the fair market value per Share on the date of grant of such Option. The fair market value per Share on the date of grant shall be the Market Price on the date of grant of such Option.

(d) Exercise. An Option Agreement may provide for exercise of an Option in such amounts and at such times as shall be specified therein; provided, however, except as provided in Paragraph 7(g), below, or as otherwise determined by the Administrator, no Option granted to an Employee may be exercised unless that person is then in the employ of the Company or a Subsidiary and shall have been continuously so employed since its date of grant. An Option shall be exercisable by the delivery of a notice of exercise to the Company or an agent designed by the Company, accompanied by payment of the required exercise price, or by complying with any alternative procedures that may be authorized by the Administrator.

(e) General Exercise Period. The Administrator may, in its discretion, determine the periods during which Options or portions of Options may be exercised by a Participant. Notwithstanding any limitation on the exercise of any Option or anything else to the contrary herein contained, except as otherwise determined by the Administrator at the time of grant, in connection with a Triggering Event, all outstanding Options shall become immediately exercisable upon any of the following:

(1) If the Company’s shares remain publicly traded on a national securities exchange after the Triggering Event, upon termination of an Employee’s employment by the Company other than for Cause, during a Protected Period or within two years following a Triggering Event.

(2) Upon a Triggering Event where the Company’s shares do not remain publicly traded on a national securities exchange after the Triggering Event, unless the outstanding Options are converted, on a tax-free basis, into options over shares of an acquiring corporation that is publicly traded on a national securities exchange; or

(3) If the Company’s shares do not remain publicly traded on a national securities exchange after the Triggering Event and the outstanding Options are converted, on a tax-free basis, into options over shares of an acquiring corporation that is publicly traded on a national securities exchange, upon termination of Employee’s employment by the Company other than for Cause during a Protected Period or within two years following a Triggering Event.

In the event of accelerated vesting due to the termination of the Employee’s employment during a Protected Period as described above, the accelerated vesting will occur as of the date of the Triggering Event. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of ten years from its date of grant. Every Option which has not been exercised within ten years of its date of grant shall lapse upon the expiration of said ten‑year period unless it shall have lapsed at an earlier date.

(f) Payment of Exercise Price. The exercise price shall be payable in whole or in part in cash, Shares held by the Participant, other property, or such other consideration consistent with the Plan’s purpose and applicable law as may be determined by the Administrator from time to time. Unless otherwise determined by the Administrator, such price shall be paid in full at the time that an Option is exercised. If the Participant elects to pay all or a part of the exercise price in Shares, such Participant may make such payment by delivering to the Company a number of Shares already owned by the Participant, either directly or by attestation, which are equal in value to the purchase or exercise price. For Options granted on or after May 8, 2020, all Shares so delivered shall be valued at the Market Price on the business day immediately preceding the date on which such Shares are delivered. The Administrator may, in its discretion, permit a Participant to exercise an Option on a “net exercise” basis. In such case, for Options granted on or after May 8, 2020, the Company will deliver that number of Shares to the Participant which equals the number of Shares for which the Option was exercised, reduced by the number of whole Shares (which the Company shall retain) with a value on the date of exercise (based on the

Market Price on the business day immediately preceding the date of exercise) equal to the exercise price and the required withholding tax at the time of exercise. To the extent the combined value of the whole Shares (valued at the Market Price on the business day immediately preceding the date of exercise) is not sufficient to equal the exercise price and required withholding tax, the Participant must pay such difference in cash to the Company before delivery of the Shares will be made to the Participant.

(g) Cessation of Employee Status. With respect to Participants who are Employees, except as determined otherwise by the Administrator at the time of grant:

(1) Any Participant who ceases to be an Employee due to Retirement or due to early retirement with the consent of the Administrator shall have three (3) years from the date of such cessation to exercise any Option granted hereunder as to all or part of the Shares subject to such Option; provided, however, that no Option shall be exercisable subsequent to ten (10) years after its date of grant, and provided further that on the date the Participant ceases to be an Employee, he or she then has a present right to exercise such Option.

(2) Any Participant who ceases to be an Employee due to Disability shall become fully vested in any such Options granted hereunder and shall have three (3) years from the date of such cessation to exercise any Option granted hereunder as to all or part of the Shares subject to such Option; provided, however, that no Option shall be exercisable subsequent to ten (10) years after its date of grant;

(3) In the event of the death of an Employee while an Employee, any Option, as to all or any part of the Shares subject to such Option, granted to such Employee shall become fully vested and shall be exercisable:

(A) for three (3) years after the Employee’s death, but in no event subsequent to ten (10) years from its date of grant; and

(B) only (1) by the deceased Employee’s designated beneficiary (such designation to be made in writing at such time and in such manner as the Administrator shall approve or prescribe), or, (2) if the deceased Employee dies without a surviving designated beneficiary, by the personal representative, administrator, or other representative of the estate of the deceased Employee, or (3) by the person or persons to whom the deceased Employee’s rights under the Option shall pass by will or the laws of descent and distribution.

(4) An Employee or former Employee who holds an Option who has designated a beneficiary for purposes of Subparagraph 7(g)(3)(B)(1), above, may change such designation at any time, by giving written notice to the Administrator, subject to such conditions and requirements as the Administrator may prescribe in accordance with applicable law.

(5) If a Participant ceases to be an Employee for a reason other than those specified above, that Participant shall have eighteen (18) months from the date of such cessation to exercise any Option granted hereunder as to all or part of the Shares subject thereto; provided, however, that no Option shall be exercisable subsequent to ten (10) years after its date of grant, and provided further that on the date the person ceases to be an Employee, he or she then has a present right to exercise such Option; further provided however, that for a person who ceases to be an Employee during a Protected Period because of a termination of that person’s employment by the Company other than for Cause, he or she then has a present right on the date of the Triggering Event. Notwithstanding the foregoing, if a person ceases to be an Employee because of a termination of employment for Cause, to the extent an Option is not effectively exercised prior to such cessation, it shall lapse immediately upon such cessation.

(h) Extension of Periods. The Administrator may in its sole discretion increase the periods permitted for exercise of an Option if a Participant ceases to be an Employee as provided in Subparagraphs 7(g)(1), (2), (3) and (5), above, if allowable under applicable law; provided, however, in no event shall an Option be exercisable subsequent to ten (10) years after its date of grant.

(i) Transferability.

(1) Except as otherwise provided in this Paragraph 7(i), or unless otherwise provided by the Administrator, Options granted to a Participant under this Plan shall not be transferable or subjected to execution, attachment or similar process, and during the lifetime of the Participant shall be exercisable only by the Participant. A Participant shall have the right to transfer the Options granted to such Participant upon such Participant’s death, either to the deceased Participant’s designated beneficiary (such designation to be made in writing at such time and in such manner as the Administrator shall approve or prescribe), or, if the deceased Participant dies without a surviving designated beneficiary, by the terms of such Participant’s will or under the laws of descent and distribution, subject to any limitations set forth in this Plan or otherwise determined by the Administrator, and all such distributees shall be subject to all terms and conditions of this Plan to the same extent as would the Participant.

(2) Nonstatutory Stock Options granted to Directors or to any Employee who is subject to Section 16 of the Exchange Act shall be transferable to members of the Participant’s immediate family, to trusts for the benefit of the Participant and/or such immediate family members, and to partnerships in which the Participant and/or such family members are the only partners, provided the transferee agrees to be bound by any vesting or other restrictions applicable to the Participant with respect to the Options. For purposes of the preceding sentence, “immediate family” shall mean a Participant’s spouse, children, descendants of children, and spouses of children and descendants. Upon such a transfer, the Option (or portion of the Option) thereafter shall be exercisable by the transferee to the extent and on the terms it would have been exercisable by the transferring Participant.

(j) Shareholder Rights. A Participant shall not, by reason of any Options granted hereunder, have any rights of a shareholder of the Company with respect to the Shares covered by Options until Shares have been issued. No dividends or dividend equivalents shall be paid with respect to Options.

8. RESTRICTED STOCK / RESTRICTED STOCK UNITS

Restricted Stock or Restricted Stock Units granted under this Plan shall be subject to such terms and conditions not inconsistent with the Plan as the Administrator shall determine, including the following:

(a) Grants. The terms of any grant of Restricted Stock or Restricted Stock Units shall be confirmed by the execution of a Restricted Stock Agreement or a Restricted Stock Unit Agreement.

(b) Restrictions on Restricted Stock. Restricted Stock may not be sold, assigned, conveyed, donated, pledged, transferred or otherwise disposed of or encumbered for the period determined by the Administrator (the “Restricted Period”), subject to the provisions of this Paragraph 8. In the event that a Participant shall sell, assign, convey, donate, pledge, transfer or otherwise dispose of or encumber the Restricted Stock, said Restricted Stock shall, at the Administrator’s option, and in addition to such other rights and remedies available to the Administrator (including the right to restrain or set aside such transfer), upon written notice to the transferee thereof at any time within ninety (90) days after its discovery of such transaction, be forfeited to the Company.

(c) Vesting Conditions. The Administrator shall determine the conditions under which Restricted Stock or Restricted Stock Units shall vest. The Administrator may set vesting conditions based solely upon the continued employment of a Participant who is an Employee or the continued service of a Participant who is a Director during the applicable vesting period and/or may specify vesting conditions based upon the achievement of specific Performance Goals. Except as otherwise provided by the Administrator, where Restricted Stock Units or Restricted Stock Awards are subject to vesting conditions based upon the continued service of a Participant for a minimum period of more than three (3) years, such Awards shall be referred to as “Career Shares.” Where Restricted Stock is granted subject to vesting conditions that are based upon the achievement of specific Performance Goals, except as otherwise provided in this Section 8, the Restricted Period shall not end until the Performance Goals have been achieved, as certified by the Administrator or otherwise.

(d) Cessation of Employee Status. Except as determined otherwise by the Administrator at the time of grant:

(1) If a Participant ceases to be an Employee or Director for any reason, then except as provided in Subparagraphs (d)(2) and (e), below, all Restricted Stock and unvested Restricted Stock Units held by such Participant shall be forfeited to the Company.

(2) In the event an Employee Participant ceases to be an Employee due to Retirement (or due to early retirement with the consent of the Administrator), or due to death or Disability, all unvested Restricted Stock Units held by the Participant shall immediately vest; and

(3) In the event an Employee Participant ceases to be an Employee due to death or Disability, the restrictions applicable to any Restricted Stock held by the Participant shall immediately lapse.

(e) Vesting on Triggering Event. Except as determined otherwise by the Administrator, notwithstanding anything to the contrary herein contained, in connection with a Triggering Event, the restrictions applicable to any Restricted Stock then held by all Participants shall immediately lapse, and any Restricted Stock Units then held by all Participants shall immediately vest, upon any of the following:

(1) If the Company’s shares remain publicly traded on a national securities exchange after the Triggering Event, upon termination of an Employee’s employment by the Company other than for Cause, during a Protected Period or within two years following a Triggering Event.

(2) Upon a Triggering Event where the Company’s shares do not remain publicly traded on a national securities exchange after the Triggering Event, unless the Restricted Stock or Restricted Stock Units are converted, on a tax-free basis, into similar restricted stock or restricted stock units based on the shares of an acquiring corporation that is publicly traded on a national securities exchange; or

(3) If the Company’s shares do not remain publicly traded on a national securities exchange after the Triggering Event and the Restricted Stock or Restricted Stock Units are converted, on a tax-free basis, into similar restricted stock or restricted stock units based on the shares of an acquiring corporation that is publicly traded on a national securities exchange, upon termination of Employee’s employment by the Company other than for Cause during a Protected Period or within two years following a Triggering Event.

In the event of accelerated vesting or a lapse of restrictions due to the termination of Employee’s employment during a Protected Period as described above, the accelerated vesting will occur as of the date of the Triggering Event.

(f) Evidence of Award. Any Restricted Stock granted under the Plan may be evidenced in such manner as the Administrator deems appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates.

(g) Transferability of Restricted Stock Units. Except as provided below, Restricted Stock Units may not be sold, assigned, conveyed, donated, pledged, transferred or otherwise disposed of or encumbered or subjected to execution, attachment, or similar process; provided, however, Shares distributed in respect of such Restricted Stock Units may be transferred in accordance with applicable securities laws. Any transfer, attempted transfer, or purported transfer of Restricted Stock Units by a Participant shall be null and void. A Participant shall have the right to transfer Restricted Units upon such Participant’s death, either to the deceased Participant’s designated beneficiary (such designation to be made in writing at such time and in such manner as the Administrator shall prescribe or approve), or, if the deceased Participant dies without a surviving designated beneficiary, by the terms of such Participant’s will or under the laws of descent and distribution, subject to any limitations set forth in the Plan or otherwise determined by the Administrator, and all such distributees shall be subject to all terms and conditions of the Plan to the same extent as would the Participant.

(h) No Rights as Shareholders for Participants Holding Restricted Stock Units. No Participant shall have any interest in any fund or in any specific asset or assets of the Company by reason of any Restricted Stock Units granted hereunder, nor any right to exercise any of the rights or privileges of a shareholder with respect to any Restricted Stock Units or any Shares distributable with respect to any Restricted Stock Units until such Shares are so distributed.

(i) Distribution of Shares with Respect to Restricted Stock Units. Each Participant who holds Restricted Stock Units shall be entitled to receive from the Company one Share for each Restricted Stock Unit, as adjusted from time to time in the manner set forth in Paragraph 13, below. However, the Company, as determined in the sole discretion of the Administrator at the time of grant, shall be entitled to settle its obligation to deliver Shares by instead making a payment of cash substantially equal to the fair market value of the Shares it would otherwise be obligated to deliver, or by the issuance of a combination of Shares and cash, in the proportions determined by the Administrator, substantially equal to the fair market value of the Shares the Company would otherwise be obligated to deliver. The fair market value of a Share for this purpose will mean the Market Price on the business day immediately preceding the date of the cash payment. Except as otherwise determined by the Administrator at the time of the grant, Restricted Stock Units shall vest and Shares shall be distributed to the Participant in respect thereof as of the vesting date; provided, however, if any grant of Restricted Stock Units to a Participant who is subject to U.S. federal income tax is nonqualified deferred compensation for purposes of Section 409A of the Code, cash or Shares shall only be distributed in a manner such that Section 409A of the Code will not cause the Participant to become subject to penalties and/or interest thereunder; and provided, further, that no cash or Shares shall be distributed in respect of Restricted Stock Units prior to the date on which such Restricted Stock Unit vest.

(j) Dividends and Distributions with Respect to Restricted Stock Units. Except as otherwise provided by the Administrator at the time of grant, if a Participant holds Restricted Stock Units on the last day of any fiscal year of the Company, the Participant shall be credited as of such date with a number of additional Restricted Stock Units equal to the quotient of (i) the aggregate amount of dividends (or other distributions) which would have been received by the Participant during such fiscal year if the Restricted Stock Units held by the Participant (whether or not vested) on the record date of any such dividend or distribution had been outstanding common stock of the Company on such date, divided by (ii) the average of the Market Prices on the last trading day of each full or partial calendar quarter during such fiscal year in which the Participant held Restricted Stock Units. Where a distribution of Shares to a Participant in respect of Restricted Stock Units in accordance with Subparagraph 8(i) above is made before the end of the Company’s fiscal year (due to vesting or otherwise), a pro rata portion (based on the date of distribution) of any Restricted Stock Units that would otherwise be credited to the Participant at the end of such fiscal year, but for the fact that the Participant will not continue to hold such Restricted Stock Units at the end of such fiscal year, shall be paid to the Participant in Shares at the time such Shares are distributed to the Participant in connection with dividends and/or distributions paid during the year to shareholders of record before such distribution of Shares, if any. Restricted Stock Units credited under this Subparagraph 8(j) shall only vest and Shares shall only be distributed in respect of Restricted Stock Units on the same terms and in the same proportions as the Restricted Stock Units held by a Participant as of the record date or distribution date shall vest and be distributed.

9. SARs

Each SAR granted under this Plan shall be subject to such terms and conditions not inconsistent with the Plan as the Administrator shall determine, including the following:

(a) Grants. The terms of any grant of SARs shall be confirmed by the execution of an SAR Agreement.

(b) Grant Value. The Grant Value of each SAR granted pursuant to this Plan shall be determined by the Administrator, but shall not be less than one hundred percent (100%) of the fair market value per Share on the date of grant of such SAR. The fair market value per Share on the date of grant shall be the Market Price on the date of grant of such SAR.

(c) Exercise. An SAR Agreement may provide for exercise of an SAR by a Participant in such amounts and at such times as shall be specified therein; provided, however, except as provided in Paragraph 9(f) below, or as otherwise determined by the Administrator, no SAR granted to an Employee may be exercised unless that person is then in the employ of the Company or a Subsidiary and shall have been continuously so employed since its date of grant. Except as otherwise permitted by the Administrator, an SAR shall be exercisable by a Participant by such Participant giving written notice of exercise to the Secretary of the Company.

(d) General Exercise Period. The Administrator may, in its discretion, determine the periods during which SARs may be exercised by a Participant. Notwithstanding any limitation on the exercise of any SAR or anything else to the contrary herein contained, except as otherwise determined by the Administrator at the time of grant, upon the occurrence of a Triggering Event, all outstanding SARs shall become immediately exercisable upon any of the following:

(1) If the Company’s shares remain publicly traded on a national securities exchange after the Triggering Event, upon termination of an Employee’s employment by the Company other than for Cause, during a Protected Period or within two years following a Triggering Event.

(2) Upon a Triggering Event where the Company’s shares do not remain publicly traded on a national securities exchange after the Triggering Event, unless the outstanding SARs are converted, on a tax-free basis, into SARs over shares of an acquiring corporation that is publicly traded on a national securities exchange; or

(3) If the Company’s shares do not remain publicly traded on a national securities exchange after the Triggering Event and the outstanding SARs are converted, on a tax-free basis, into SARs over shares of an acquiring corporation that is publicly traded on a national securities exchange, upon termination of Employee’s employment by the Company other than for Cause during a Protected Period or within two years following a Triggering Event.

In the event of accelerated vesting due to the termination of Employee’s employment during a Protected Period as described above, the accelerated vesting will occur as of the date of the Triggering Event. Notwithstanding the foregoing, no SAR shall be exercisable after the expiration of ten years from its date of grant. Every SAR which has not been exercised within ten years of its date of grant shall lapse upon the expiration of said ten-year period unless it shall have lapsed at an earlier date.

(e) Rights on Exercise. An SAR shall entitle the Participant to receive from the Company that number of full Shares having an aggregate Market Price, as of the business day immediately preceding the date of exercise (the “Valuation Date”), substantially equal to (but not more than) the excess of the Market Price of one Share on the Valuation Date over the Grant Value for such SAR as set forth in the applicable SAR Agreement, multiplied by the number of SARs exercised. However, the Company, as determined in the sole discretion of the Administrator, shall be entitled to elect to settle its obligation arising out of the exercise of an SAR by the payment of cash substantially equal to the excess of the Market Price of one share on the Valuation Date over the Grant Value for such SAR as set forth in the applicable SAR Agreement, multiplied by the number of SARs exercised or by the issuance of a combination of Shares and cash, in the proportions determined by the Administrator, substantially equal to the excess of the Market Price of one share on the Valuation Date of the Shares over the Grant Value for such SAR as set forth in the applicable SAR Agreement, multiplied by the number of SARs exercised.

(f) Cessation of Employee Status. With respect to Participants who are Employees, except as determined otherwise by the Administrator at the time of grant:

(1) Any Participant who ceases to be an Employee due to Retirement or due to early retirement with the consent of the Administrator shall have three (3) years from the date of such cessation to exercise any SAR granted hereunder; provided, however, that no SAR shall be exercisable subsequent to ten (10) years after its date of grant, and provided further that on the date the Participant ceases to be an Employee, he or she then has a present right to exercise such SAR.

(2) Any Participant who ceases to be an Employee due to Disability shall have three (3) years from the date of such cessation to exercise any SAR granted hereunder provided, however, that no SAR shall be exercisable subsequent to ten (10) years after its date of grant and provided further that on the date the Participant ceases to be an Employee he or she then has a present right to exercise such SAR or would have become entitled to exercise such SAR had that person remained an Employee during such three-year period.

(3) In the event of the death of an Employee while an Employee, any SAR granted to such Employee shall be exercisable:

(A) for three (3) years after the Employee’s death, but in no event later than ten (10) years from its date of grant;

(B) only (1) by the deceased Employee’s designated beneficiary (such designation to be made in writing at such time and in such manner as the Administrator shall approve or prescribe), (2) if the deceased Employee dies without a surviving designated beneficiary, by the personal representative, administrator, or other representative of the estate of the deceased Employee, or (3) by the person or persons to whom the deceased Employee’s rights under the SAR shall pass by will or the laws of descent and distribution; and

(C) only to the extent that the deceased Employee would have been entitled to exercise such SAR on the date of the Employee’s death or would have become entitled to exercise such SAR had the deceased Employee remained employed during such three-year period.

(4) An Employee or former Employee who holds an SAR who has designated a beneficiary for purposes of Subparagraph 9(f)(3)(B)(1), above, may change such designation at any time, by giving written notice to the Administrator, subject to such conditions and requirements as the Administrator may prescribe in accordance with applicable law.

(5) If a Participant ceases to be an Employee for a reason other than those specified above, that Participant shall have eighteen (18) months from the date of such cessation to exercise any SAR granted hereunder; provided, however, that no SAR shall be exercisable subsequent to ten (10) years after its date of grant, and provided further that on the date the person ceases to be an Employee, he or she then has a present right to exercise such SAR; further provided however, that for a person who ceases to be an Employee during a Protected Period because of a termination of that person’s employment by the Company other than for Cause, he or she then has a present right on the date of the Triggering Event. Notwithstanding the foregoing, if a person ceases to be an Employee because of a termination of employment for Cause, to the extent an SAR is not effectively exercised prior to such cessation, it shall lapse immediately upon such cessation.

(g) Extension of Periods. The Administrator may in its sole discretion increase the periods permitted for exercise of an SAR if a person ceases to be an Employee as provided in

Subparagraphs 9(f)(1), (2), (3) and (5), above, if allowable under applicable law; provided, however, in no event shall an SAR be exercisable subsequent to ten (10) years after its date of grant.

(h) Transferability. Except as otherwise provided in this Paragraph 9(h), or unless otherwise provided by the Administrator, SARs granted to a Participant under this Plan shall not be transferable or subjected to execution, attachment or similar process, and during the lifetime of the Participant shall be exercisable only by the Participant. A Participant shall have the right to transfer the SARs upon such Participant’s death, either to the deceased Participant’s designated beneficiary (such designation to be made in writing at such time and in such manner as the Administrator shall approve or prescribe), or, if the deceased Participant dies without a surviving designated beneficiary, by the terms of such Participant’s will or under the laws of descent and distribution, subject to any limitations set forth in the Plan or otherwise determined by the Administrator, and all such distributees shall be subject to all terms and conditions of the Plan to the same extent as would the Participant.

(i)
Shareholder Rights. A Participant shall not, by reason of any SARs granted hereunder, have any rights of a shareholder of the Company with respect to the Shares covered by SARs until Shares have been issued. No dividends or dividend equivalents shall be paid with respect to SARs.

10. PERFORMANCE SHARE UNITS

Performance Share Units granted under this Plan shall be subject to such terms and conditions not inconsistent with the Plan as the Administrator shall determine, including the following:

(a) Grants. The terms of any grant of Performance Share Units shall be confirmed by the execution of a Performance Share Unit Agreement. The terms of any Performance Share Unit Agreement shall specify the target number of Performance Share Units established for the Participant, the applicable Performance Goals, the performance period, and any vesting period applicable to the Award.

(b) Performance Conditions. The Administrator shall set performance conditions based upon the achievement of specific Performance Goals. The Administrator may also set vesting conditions based on the continued employment of a Participant who is an Employee or based on the continued service of a Participant who is a Director, which may or may not run concurrently with the performance period.

(c) Award Calculation and Payment. The actual number of Performance Share Units earned shall be determined at the end of the performance period, based on achievement of the applicable Performance Goals. Except as otherwise determined by the Administrator at the time of grant, Awards will be paid in Shares equal to the number of Performance Share Units that have been earned at the end of the performance period as of the later of: (1) the date the

Administrator has approved and certified the number of Performance Share Units that have been earned, or (2) where applicable, the date any vesting period thereafter has been satisfied. However, the Company, as determined in the sole discretion of the Administrator at the time of grant, shall be entitled to settle its obligation to deliver Shares by instead making a payment of cash substantially equal to the fair market value of the Shares it would otherwise be obligated to deliver, or by the issuance of a combination of Shares and cash, in the proportions determined by the Administrator, substantially equal to the fair market value of the Shares the Company would otherwise be obligated to deliver. The fair market value of a Share for this purpose will mean the Market Price on the business day immediately preceding the date of the cash payment. Notwithstanding the foregoing, if any grant of Performance Share Units to a Participant who is subject to U.S. federal income tax is nonqualified deferred compensation for purposes of Section 409A of the Code, Shares or cash shall only be distributed in a manner such that Section 409A of the Code will not cause the Participant to become subject to penalties and/or interest thereunder.

(d) Cessation of Employee Status. With respect to Participants who are Employees, except as determined otherwise by the Administrator at the time of grant:

(1) If a Participant ceases to be an Employee for any reason, then except as provided in Subparagraphs (d)(2), (d)(3) and (e), below, all Performance Share Units held by such Participant that have not been earned and/or vested shall be forfeited.

(2) In the event a Participant ceases to be an Employee due to death or Disability, all Performance Share Units then held by the Participant that have not yet been earned and/or vested shall immediately become earned and vested to the same extent they would have otherwise been earned if 100% of the target Performance Goal had been achieved at the end of the performance period.

(3) In the event a Participant ceases to be an Employee due to Retirement during the performance period applicable to such Award, the Participant shall earn and become vested in a prorated portion of the Performance Share Units. The number of Performance Share Units earned and vested in connection with such a Retirement shall be the number of Performance Share Units that would have been earned by the Participant if he or she had continued to be an Employee until the end of the applicable performance period, such number to be determined based on the actual performance results at the end of the relevant performance period, multiplied by the quotient of: (A) the number of full months worked by the Participant between the beginning of the applicable performance period and the date of the Participant’s Retirement and (b) the number of full months during the applicable performance period.

(e) Vesting on Triggering Event. Except as determined otherwise by the Administrator, in connection with a Triggering Event where the Company’s shares remain publicly traded on a national securities exchange after the Triggering Event or a Triggering Event where the Performance Share Units are converted, on a tax-free basis, into similar performance share units based on the shares of an acquiring corporation that is publicly traded on a national securities exchange, notwithstanding anything to the contrary herein contained, where a Participant ceases to be an Employee during the two-year period following such Triggering Event, due either to the termination of the Participant’s employment by the Company other than for Cause or due to the termination of the Participant’s employment by the Participant for “good reason” (as defined by the Administrator at the time of grant), the Participant shall earn and become vested in the number of Performance Share Units that would have been earned by the Participant if he or she had continued to be an Employee until the end of the applicable performance period, as determined by the Committee, taking into account (i) treatment of similar Participants with similar Awards whose employment continued beyond the date of the Employee’s cessation of employment, (ii) revised Performance Goals, if any, as agreed to between the relevant parties to the Triggering Event, and (iii) the Company’s achievement toward the Performance Goals at the end of the performance period, if measurable after the Triggering Event. In addition, except as otherwise determined by the Administrator, if (x) a Participant ceases to be an Employee during a Protected Period because of a termination of such Participant’s employment by the Company other than for Cause or due to the termination of the Participant’s employment for “good reason” (as defined by the Administrator at the time of grant) or (y) in connection with a Triggering Event, the Company’s shares do not remain publicly traded on a national securities exchange after the Triggering Event or the Performance Share Units are not converted, on a tax-free basis, into similar performance share units based on shares of an acquiring corporation that is publicly traded on a national securities exchange, then, as of the date of the Triggering Event, any unvested Performance Share Units held by the Participant as of the date of the termination of Participant’s employment (if applicable) or the date of the Triggering Event shall become earned and vested on the date of the Triggering Event to the same extent they would have otherwise been earned if the Employee would have been an Employee on the date of the Triggering Event and had been terminated other than for Cause immediately thereafter.

(f) Transferability. Except as provided below, Performance Share Units may not be sold, assigned, conveyed, donated, pledged, transferred or otherwise disposed of or encumbered or subjected to execution, attachment, or similar process; provided, however, Shares distributed in respect of such Performance Share Units may be transferred in accordance with applicable securities laws. Any transfer, attempted transfer, or purported transfer of Performance Share Units by a Participant shall be null and void. A Participant shall have the right to transfer Performance Share Units upon such Participant’s death, either to the deceased Participant’s designated beneficiary (such designation to be made in writing at such time and in such manner as the Administrator shall prescribe or approve), or, if the deceased Participant dies without a surviving designated beneficiary, by the terms of such Participant’s will or under the laws of descent and distribution, subject to any limitations set forth in the Plan or otherwise determined by the Administrator, and all such distributees shall be subject to all terms and conditions of the Plan to the same extent as would the Participant.

(g) No Rights as Shareholders. No Participant shall have any interest in any fund or in any specific asset or assets of the Company by reason of any Performance Share Unit granted hereunder, nor any right to exercise any of the rights or privileges of a shareholder with respect to any Performance Share Units or any Shares distributable with respect to any Performance Share Units until such Shares are so distributed.

(h) Dividend Equivalents. The Administrator, at the time of grant, may provide that additional Performance Share Units will be credited to an Award of Performance Share Units in the event that dividends (or other distributions) which would have been received by the Participant if the Performance Share Units held by the Participant on the record date of any such dividend or distribution had been outstanding common stock of the Company on such date, on such terms and conditions as the Administrator sets forth in the Award Agreement. Notwithstanding the foregoing, any such Performance Share Units credited as dividend equivalents shall only vest and Shares shall only be distributed in respect of Performance Share Units on the same terms and in the same proportions as the underlying Performance Share Units held by a Participant as of the record date or distribution date shall vest and be distributed.

11. DEFERRED STOCK

Deferred Stock granted under this Plan shall be subject to such terms and conditions not inconsistent with the Plan as the Administrator shall determine, including the following:

(a) Grants. The terms of any grant of Deferred Stock shall be confirmed by the execution of a Deferred Stock Agreement.

(b) Distributions of Shares. Each Participant who holds Deferred Stock shall be entitled to receive from the Company one Share for each share of Deferred Stock, as adjusted from time to time in the manner set forth in Paragraph 13, below. However, the Company, as determined in the sole discretion of the Administrator at the time of grant, shall be entitled to settle its obligation to deliver Shares by instead making a payment of cash substantially equal to the fair market value of the Shares it would otherwise be obligated to deliver, or by the issuance of a combination of Shares and cash, in the proportions determined by the Administrator, substantially equal to the fair market value of the Shares the Company would otherwise be obligated to deliver. The fair market value of a Share for this purpose will mean the Market Price on the business day immediately preceding the date of the cash payment. Deferred Stock shall vest and Shares shall be distributed to the Participant in respect thereof at such time or times as determined by the Administrator at the time of grant (taking into account any permissible deferral elections); provided, however, that, with respect to any Participant who is subject to U.S. federal income tax, Shares or cash distributed in respect of Deferred Stock shall only be distributed in a manner such that Section 409A of the Code will not cause the Participant to become subject to penalties and/or interest thereunder; and provided, further, that no Shares shall be distributed in respect of Deferred Stock prior to the date on which such Deferred Stock vests.

(c) Cessation of Employee or Service Status. Except as determined otherwise by the Administrator at the time of grant, if a Participant ceases to be an Employee or Director for any reason, then all Deferred Stock held by such Participant on the date of such cessation that has not vested shall be forfeited.

(d) Transferability. Except as provided below, Deferred Stock may not be sold, assigned, conveyed, donated, pledged, transferred or otherwise disposed of or encumbered or subjected to execution, attachment, or similar process; provided, however, Shares distributed in respect of such Deferred Stock may be transferred in accordance with applicable securities laws. Any transfer, attempted transfer, or purported transfer of Deferred Stock by a Participant shall be null and void. A Participant shall have the right to transfer Deferred Stock upon such Participant’s death, either to the deceased Participant’s designated beneficiary (such designation to be made in writing at such time and in such manner as the Administrator shall prescribe or approve), or, if the deceased Participant dies without a surviving designated beneficiary, by the terms of such Participant’s will or under the laws of descent and distribution, subject to any limitations set forth in the Plan or otherwise determined by the Administrator, and all such distributees shall be subject to all terms and conditions of the Plan to the same extent as would the Participant.

(e) No Rights as Shareholders. No Participant shall have any interest in any fund or in any specific asset or assets of the Company by reason of any Deferred Stock granted hereunder, nor any right to exercise any of the rights or privileges of a shareholder with respect to any Deferred Stock or any Shares distributable with respect to any Deferred Stock until such Shares are so distributed.

(f) Dividend Equivalents. The Administrator, at the time of grant, may provide that additional Deferred Stock will be credited to an Award of Deferred Stock in the event that dividends (or other distributions) which would have been received by the Participant if the share of Deferred Stock held by the Participant on the record date of any such dividend or distribution had been outstanding common stock of the Company on such date, on such terms and conditions as the Administrator sets forth in the Award Agreement. Notwithstanding the foregoing, any Deferred Stock credited as dividend equivalents shall only vest and Shares be distributed in respect of Deferred Stock to a Participant on the same terms and in the same proportions as the underlying Deferred Stock held by a Participant as of the record date or distribution date shall vest and be distributed.

(g) Accelerated Distribution. The Administrator may not, at any time after Deferred Stock held by a Participant has vested, accelerate the time that Shares or cash are or is distributed with respect to such Deferred Stock, except where such an acceleration would not cause the Participant to become subject to penalties and/or interest under Section 409A of the Code.

12. LAWS AND REGULATIONS

Each Option Agreement, Restricted Stock Agreement, Restricted Stock Unit Agreement, Performance Share Unit Agreement, SAR Agreement or Deferred Stock Agreement shall contain such representations, warranties and other terms and conditions as shall be necessary in the opinion of counsel to the Company to comply with all applicable federal and state securities laws. The Company shall have the right to delay the issue or delivery of any Shares under the Plan until (a) the completion of such registration or qualification of such Shares under any federal or state law, ruling or regulation as the Company shall determine to be necessary or advisable, and (b) receipt from the Participant of such documents and information as the

Administrator may deem necessary or appropriate in connection with such registration or qualification.

13. ADJUSTMENT PROVISIONS

(a) Share Adjustments. In the event of any stock dividend, stock split, recapitalization, merger, consolidation, combination or exchange of shares, or the like, as a result of which shares of any class shall be issued in respect of the outstanding Shares, or the Shares shall be changed into the same or a different number of the same or another class of stock, or into securities of another person, cash or other property (not including a regular cash dividend), the total number of Shares authorized to be offered in accordance with Paragraph 4 and the other limitations contained in Paragraph 4, the number of Shares subject to each outstanding Option, the number of Shares of Restricted Stock then held by each Participant, the number of shares to which each then outstanding SAR relates, the number of shares to which each outstanding Award of Deferred Stock, Restricted Stock Unit or Performance Share Unit relates, the exercise price applicable to each outstanding Option and the Grant Value of each outstanding SAR shall be appropriately adjusted as determined by the Administrator.

(b) Acquisitions. In the event of a merger or consolidation of the Company with another corporation or entity in which the Company is not the survivor, or a sale or disposition by the Company of all or substantially all of its assets, the Administrator shall, in its sole discretion, have authority to provide for (1) waiver in whole or in part of any remaining restrictions or vesting requirements in connection with any Award granted hereunder, (2) the conversion of outstanding Options, Restricted Stock, Restricted Stock Units, SARs, Performance Share Units or Deferred Stock into cash and/or (3) the conversion of Awards into the right to receive securities of another person upon such terms and conditions as are determined by the Administrator in its discretion.

(c) Binding Effect. Any adjustment, waiver, conversion or other action taken by the Administrator under this Paragraph 13 shall be conclusive and binding on all Participants.

14. TAXES

(a) Options and SARs. The Company shall be entitled to pay and withhold from any amounts payable by the Company to a Participant the amount of any tax which it believes is required as a result of the grant, vesting or exercise of any Option or SAR, and the Company may defer making delivery with respect to cash and/or Shares obtained pursuant to exercise of any Option or SAR until arrangements satisfactory to it have been made with respect to any such withholding obligations. A Participant exercising an Option or SAR may, at his or her election, satisfy his or her obligation for payment of required withholding taxes by having the Company retain a number of Shares having an aggregate value (for Options or SARs granted on or after May 8, 2020, based on the Market Price on the business day immediately preceding the date the Option or SAR is exercised) equal to the amount of the required withholding tax.

(b) Restricted Stock. The Company shall be entitled to pay and withhold from any amounts payable by the Company to a Participant the amount of any tax which it believes is required as a result of the issuance of or lapse of restrictions on Restricted Stock, and the Company may defer the delivery of any Shares or Share certificates until arrangements satisfactory to the Administrator shall have been made with respect to any such withholding obligations. A Participant may, at his or her election, satisfy his or her obligation for payment of required withholding taxes with respect to Restricted Stock by delivering to the Company a number of Shares which were Restricted Stock upon the lapse of restrictions, or Shares already owned, having an aggregate value (based on the Market Price on the business day immediately preceding the date the Shares are withheld) equal to the amount of the required withholding tax.

(c) Restricted Stock Units, Performance Share Units and Deferred Stock. The Company shall be entitled to pay and withhold from any amounts payable by the Company to a Participant the amount of any tax which it believes is required as a result of the grant or vesting of any Restricted Stock Units, Performance Share Units or Deferred Stock or the distribution of any Shares or cash payments with respect to Restricted Stock Units, Performance Share Units or Deferred Stock, and the Company may defer making delivery of Shares with respect to Restricted Stock Units, Performance Share Units or Deferred Stock until arrangements satisfactory to the Administrator have been made with respect to any such withholding obligations. A Participant who holds Restricted Stock Units, Performance Share Units or Deferred Stock may, at his or her election, satisfy his or her obligation to pay the required withholding taxes by having the Company withhold from the number of Shares distributable, if any, a number of Shares having an aggregate value (based on the Market Price on the business day immediately preceding the date the Shares are withheld) equal to the amount of the required withholding tax.

15. EFFECTIVENESS OF THE PLAN

The Plan, as amended and restated, shall become effective as of May 8, 2026, subject to approval by the vote of the shareholders at the Company’s 2026 Annual Meeting.

16. TERMINATION AND AMENDMENT

Unless the Plan shall theretofore have been terminated as hereinafter provided, no Award shall be granted after May 8, 2036. The Board of Directors of the Company may terminate the Plan or make such modifications or amendments thereof as it shall deem advisable, including, but not limited to, such modifications or amendments as it shall deem advisable in order to conform to any law or regulation applicable thereto; provided, however, that the Board of Directors may not, without further approval of the holders of a majority of the Shares voted at any meeting of shareholders at which a quorum is present and voting, adopt any amendment to the Plan for which shareholder approval is required under tax, securities or any other applicable law or the listing standards of the New York Stock Exchange (or if the Shares are not then listed on the New York Stock Exchange, the listing standards of such other exchange or inter-dealer quotation system on which the Shares are listed). Except to the extent necessary for Participants to avoid becoming subject to penalties and/or interest under Section 409A of the Code with respect to Awards that are treated as nonqualified deferred compensation thereunder, no termination, modification or amendment of the Plan may, without the consent of the Participant, adversely affect the rights of such Participant under an outstanding Award then held by the Participant.

Except as otherwise provided in this Plan, the Administrator may amend an outstanding Award or any Stock Option Agreement, Restricted Stock Agreement, Restricted Stock Unit Agreement, SAR Agreement, Performance Share Unit Agreement or Deferred Stock Agreement; provided, however, that the Participant’s consent to such action shall be required unless the Administrator determines that the action, taking into account any related action, (i) would not materially and adversely affect the Participant or (ii) where applicable, is required in order for the Participant to avoid becoming subject to penalties and/or interest under Section 409A of the Code. The Administrator may also modify or amend the terms of any Award granted under the Plan for the purpose of complying with, or taking advantage of, income or other tax or legal requirements or practices of foreign countries which are applicable to Employees. However, notwithstanding any other provision of the Plan, the Administrator may not adjust or amend the exercise price of any outstanding Option or SAR, whether through amendment, cancellation and replacement grants, or any other means (including a cash buyout), except in accordance with Paragraph 13 of the Plan.

17. OTHER BENEFIT AND COMPENSATION PROGRAMS

Payments and other benefits received by an Employee under an Award granted pursuant to the Plan shall not be deemed a part of such Employee’s regular, recurring compensation for purposes of the termination, indemnity or severance pay law of any country and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or any Subsidiary unless expressly so provided by such other plan, contract or arrangement, unless required by law, or unless the Administrator expressly determines otherwise.

18. FORFEITURE OF AMOUNTS PAID UNDER THE PLAN

The Company shall have the right to require any Participant to forfeit and return to the Company any award made to the Participant pursuant to this Plan (or amounts realized thereon) consistent with any recoupment policy maintained by the Company, including, but not limited to, the Company’s Senior Executive Compensation Recovery Policy or the Company’s Broad-Based Compensation Recovery Policy.

19.
NO RIGHT TO EMPLOYMENT

The Plan shall not confer upon any person any right with respect to continuation of employment by the Company or a Subsidiary, nor shall it interfere in any way with the right of the Company or such Subsidiary to terminate any person’s employment at any time.

20.
GOVERNING LAW

The Plan shall be governed by and interpreted in accordance with the laws of the State of Wisconsin, United States of America, without regard to its conflict of law provisions.

SECTION A

1. GENERAL

(a) Except to the extent inconsistent with and/or modified by the terms specifically set out below, this Section A incorporates all of the provisions of the Plan exclusive of this Section A (the “Main Plan”). This Section A of the Plan shall apply to Employees who are employed in the United Kingdom and shall be referred to below as the “Scheme”. Options shall not be granted under this Scheme until approval by the Revenue is received by the Company.

(b) SARs shall not be granted to Employees under the Scheme.

(c) Neither Restricted Stock, Restricted Stock Units, Performance Share Units nor Deferred Stock shall be granted to Employees under the Scheme.

(d) Paragraph 18 of the Main Plan shall not apply to this Section A.

2. DEFINITIONS

In this Scheme the following words and expressions have the following meanings except where the context otherwise requires:

(a) “Act” shall mean the Income Tax (Earnings and Pensions) Act 2003.

(b) “Approval” shall mean approval under Schedule 4.

(c) “Approved Scheme” shall mean a share option scheme, other than a savings-related share option scheme, approved under Schedule 4.

(d) “Employee” shall mean any employee of the Company or its Subsidiaries, provided that no person who is precluded from participating in the Scheme by paragraph 9 of Schedule 4 shall be regarded as an Employee.

(e) “Exercise Price” shall mean the Market Price as defined in Paragraph 2(q) of the Main Plan (save that the proviso to that Paragraph 2(q) shall not apply) on the date of grant of an Option; provided that if, at the date of grant, Shares are not listed on the New York Stock Exchange, then the Exercise Price shall be the market value of a Share determined in accordance with Part VIII of the Taxation of Chargeable Gains Act 1992 and agreed in advance for the purposes of the Scheme with Revenue Shares and Assets Valuation, provided that the Exercise Price shall not be less than the par value of a Share.

(f) “PAYE Liability” shall mean the amount of any taxes and/or primary class 1 national insurance contributions or other social security taxes which the Company or any of its Subsidiaries would be required to account for to the Revenue or other taxation authority by reference to the exercise of an Option and, if so required by and agreed with the Company, any secondary class 1 national insurance contributions which the Company or any of its Subsidiaries would be required to account for to the Revenue on exercise of an Option.

(g) “Redundancy” shall mean dismissal by reason of redundancy within the meaning of the Employment Rights Act 1996.

(h) “Revenue” shall mean Her Majesty’s Revenue and Customs.

(i) “Revenue Limit” shall mean £30,000 or such other amount as may from time to time be the appropriate limit for the purpose of paragraph 6(1) of Schedule 4.

(j) “Schedule 4” shall mean Schedule 4 to the Act.

(k) “Share” shall mean $0.01 par value common stock of the Company which satisfies the conditions of paragraphs 15 to 20 of Schedule 4.

(l) “Subsidiary” shall mean a company which is for the time being a subsidiary of the Company within the meaning of Section 1159 of the Companies Act 2006.

Other words or expressions, so far as not inconsistent with the context, have the same meanings as in Schedule 4.

Any reference to a statutory provision shall be deemed to include that provision as the same may from time to time hereafter be amended or re‑enacted.

3. LIMITS

An Option granted to an Employee shall be limited and take effect so that the aggregate market value of Shares subject to that Option, taken together with the aggregate market value of Shares which the Employee may acquire in pursuance of rights obtained under the Scheme or under any other Approved Scheme established by the Company or by any associated company (within the meaning of paragraph 35(1) of the Schedule 4) of the Company (and not exercised), shall not exceed the Revenue Limit. Such aggregate market value shall be determined at the time the rights are obtained.

4. TERMS OF OPTIONS

(a) No Option granted under the Scheme may be transferred, assigned, charged or otherwise alienated save that an Option may be exercised after the relevant Employee’s death in accordance with the provisions of this Scheme. The provisions of Paragraph 7(i) of the Main Plan shall not apply for the purposes of this Scheme.

(b) An Option granted under the Scheme shall not be exercised by a Holder at any time when he is ineligible to participate by virtue of paragraph 9 of Schedule 4.

(c) As provided in Paragraph 7(d) of the Main Plan, an Option shall be exercised by notice in writing given by the Holder to the Secretary of the Company accompanied by payment of the required Exercise Price which must be satisfied in cash. The provisions of Paragraph 7(f) of the Main Plan shall not apply for the purposes of this Scheme.

(d) For purposes of this Scheme, Subparagraph 7(g)(1) of the Main Plan shall not apply.

(e) For purposes of this Scheme, Subparagraph 7(g)(2) of the Main Plan shall read:

(A) any Participant who ceases to be an Employee due to Disability shall become fully vested in any such Options granted hereunder and shall have three (3) years from the date of such cessation to exercise any Option granted hereunder as to all or part of the Shares subject to such Option; provided, however, that no Option shall be exercisable subsequent to ten (10) years after its date of grant or one (1) year after the date of the Participant’s death; and

(B) any Participant who ceases to be an Employee due to injury, Redundancy, his or her intention to retire to the satisfaction of his or her employer and with the consent of the Administrator (“retirement”) or his or her employer ceasing to be a Subsidiary or the operating division by which he or she is employed being disposed of by a Subsidiary or the Company shall have Eighteen (18) months from the date of such cessation to exercise any Option granted hereunder as to all or part of the Shares subject to such Option; provided, however, that no Option shall be exercisable subsequent to ten (10) years after its date of grant or one (1) year after the date of the Participant’s death, and provided further that on the date that person ceases to be an Employee, he or she then has a present right to exercise such Option”.

(f) For purposes of this Scheme, Subparagraph 7(g)(3) shall read:

“In the event of the death of an Employee while an Employee, any Option, as to all or any part of the Shares subject to such Option, granted to such Employee shall become fully vested and shall be exercisable:

(A) for one (1) year from the date of the Employee’s death, but in no event later than ten (10) years from its date of grant; and

(B) only by the personal representative, administrator or the representative of the estate of the deceased Employee.”

(g) For purposes of this Scheme, Subparagraph 7(g)(5) of the Main Plan shall read:

“If a person ceases to be an Employee for a reason other than those specified above, that person shall have eighteen (18) months from the date of such cessation to exercise any Option granted hereunder as to all or part of the Shares subject thereto; provided, however, that no Option shall be exercisable subsequent to ten (10) years after its date of grant or one (1) year after the date of the Participant’s death, and provided further that on the date the person ceases to be an Employee, he or she then has a present right to exercise such Option. Notwithstanding the foregoing, if a person ceases to be an Employee because of a termination of employment for Cause, to the extent an Option is not effectively exercised prior to such cessation, it shall lapse immediately upon such cessation.”

(h) For purposes of this Scheme, Subparagraph 7(h) of the Main Plan shall read:

“The Administrator may in its sole discretion, acting fairly and reasonably, increase the periods permitted for exercise of an Option as provided in Subparagraphs 7(g)(1), (2), and (5) above; provided, however, in no event shall an Option be exercisable subsequent to ten (10) years after its date of grant, and provided further that such Option is exercised within one (1) year after the date of the Participant’s death.”

(i) For purposes of this Scheme, Paragraph 14(a) of the Main Plan shall read:

“(1) If any PAYE Liability would arise on the exercise of an Option, the Option may only be validly exercised if the Participant remits to the Company with his exercise notice a payment of an amount equal to such PAYE Liability (which being a cheque or similar instrument shall only be valid if honored on first presentation), or if the Participant gives instructions to the Company’s brokers (or any person acceptable to the Company) for the sale of sufficient Shares acquired under the Scheme to realize an amount equal to the PAYE Liability and the payment of the PAYE Liability to the Company, or if the Participant makes other arrangements to meet the PAYE Liability that are acceptable to the Administrator (acting fairly and reasonably) and the Revenue.

(2) The age of 55 years is the retirement age specified in the Scheme in accordance with paragraph 35A of Schedule 4. This provision does not confer any right to exercise an Option on retirement on or after reaching that age."

(j) The second paragraph of Paragraph 16 of the Main Plan providing for the amendment of outstanding Options shall not apply for purposes of this Scheme.

(k) If Shares are to be issued to the Participant following the exercise of an Option, such Shares shall be issued to the Participant within 30 days of the Option being exercised. If Shares are to be purchased on the open market for the Participant following a Participant's exercise of an Option, such purchase must be made and the Shares must be transferred to the Participant within 30 days of the Option being exercised.

(l) Shares issued on the exercise of an Option will rank pari passu with the Shares in issue on the date of allotment.

5. ADJUSTMENTS

(a) For the purposes of this Scheme, the adjustment provisions relevant to Options in Paragraph 13(a) of the Main Plan shall read:

"In the event of any variation of share capital of the Company (whether by way of a capitalization issue (other than a stock dividend), rights issue, consolidation, sub-division, reduction of capital or other variation of share structure), the number and/or nominal value and/or description (but not the class) of Shares subject to each outstanding Option and/or the Exercise Price applicable to each outstanding Option shall be appropriately adjusted as determined by the Administrator, provided that no such adjustments to any Options granted under this Scheme shall be made without the prior approval of the Revenue."

(b) Any discretion exercised by the Administrator in respect of the waiving of any vesting requirements pursuant to Paragraph 13(b) of the Main Plan shall be exercised fairly and reasonably.

(c) For purposes of this Scheme, the provision in Paragraph 13(b)(2) of the Main Plan allowing for the conversion of outstanding Options into cash shall not apply.

(d) For purposes of this Scheme, the provisions in Paragraph 13(b)(3) of the Main Plan allowing for the conversion of outstanding Awards into the right to receive securities of another person shall not apply.

6. EXCHANGE OF OPTIONS

(a) The provisions of this Paragraph 6 apply if a company (the “Acquiring

Company”):

(1) obtains control of the Company as a result of making a general offer to acquire:

(A) the whole of the issued ordinary share capital of the Company (other than that which is already owned by it and its subsidiary or holding company) made on a condition such that, if satisfied, the Acquiring Company will have control of the Company; or

(B) all the Shares (or those Shares not already owned by the Acquiring Company or its subsidiary or holding company); or

(2) obtains control of the Company under a compromise or arrangement sanctioned by the court under Section 899 of the Companies Act 2006; or

(3) becomes bound or entitled to acquire Shares under Sections 979 to 982 of the

Companies Act 2006; or

(4) obtains control of the Company as a result of a general offer to acquire the whole of the general capital of the Company pursuant to an action agreed in advance with the Revenue as comparable with any action set out in Paragraphs 6(a)(1), 6(a)(2)

or 6(a)(3) of this Scheme.

(b) Exchange. If the provisions of this Paragraph 6 apply, Options may be exchanged by a Participant within the period referred to in paragraph 26(3) of Schedule 4 by agreement with the company offering the exchange.

(c) Exchange terms. Where an Option is to be exchanged the Participant will be granted a new option to replace it. Where a Participant is granted a new option then:

(1) the new option will be in respect of shares in any body corporate determined by the company offering the exchange as long as they satisfy the conditions of paragraph 27(2) of Schedule 4;

(2) the shares to which the new option relates will meet the conditions in paragraphs 16 to 20 of Schedule 4;

(3) the new option will be treated as having been acquired at the same time as the Option that was exchanged and will be exercisable in the same manner and at the same time;

(4) the new option will be in respect of shares that have, immediately after grant of the new option, a total market value equal to the total market value of the Option immediately before its release;

(5) the new option will have an exercise price per share such that the total amount payable on complete exercise of the new option will equal the total amount that would have been payable on complete exercise of the Option;

(6) the new option will be subject to the provisions of the Main Plan and this Scheme as they last had effect in relation to the Option that was exchanged; and

(7) with effect from exchange, the provisions of the Main Plan and this Scheme will be construed in relation to the new option as if references to Shares are references to the shares over which the new option is granted and references to the Company are references to the body corporate determined under the provisions of Paragraph 6(c)(1) of this Scheme.

7. ADMINISTRATION OR AMENDMENT

The Scheme shall be administered under the direction of the Administrator as set out in the Main Plan provided that for so long as the Administrator determines that the Scheme is to be an Approved Scheme, no amendment to any “key feature” of this Scheme or provision of the Main Plan as applicable to this Scheme (as defined in paragraph 30(4) of Schedule 4) shall have effect until approved by the Revenue.

FRENCH QUALIFIED RSU SUB-PLAN

ADDENDUM TO EQUITY INCENTIVE PLAN OF MANPOWERGROUP INC.

As Amended and Restated effective May 8, 2026

Registered office - Milwaukee, United States

This sub-plan, adopted by the Board on February 14, 2020 and approved by the shareholders on May 8, 2020, amended by the Board effective May 8, 2026 subject to approval by the shareholders on such date.

1.
Purpose.

(a) On February 14, 2020, the Board of Directors of ManpowerGroup Inc. (the “Company”) amended and restated the 2011 Equity Incentive Plan of ManpowerGroup (the “Plan”) (subject to the approval of the Company’s shareholders on May 8, 2020), with a view to attracting and retaining the best available personnel for positions of substantial responsibility, to provide additional incentive to key personnel and to promote the success of the Company’s business. On February 14, 2020, the Board decided, subject to the approval of the shareholders of the Company pursuant to resolutions submitted to the shareholders for approval on March 11, 2020, and which approval was received on May 8, 2020, to implement a sub-plan for the French Participants (as such term is defined below) in the form of an addendum to the Plan. On February 13, 2026, the Board decided, subject to the approval of the shareholders of the Company pursuant to resolutions submitted to the shareholders for approval on March 23, 2026, and which approval was received on May 8, 2026, to amend and restate the Plan (renamed as the Equity Incentive Plan of Manpower Group) and the sub-plan for the French Participants.

(b) The primary purpose of this sub-plan is to amend those provisions of the Plan which are required to be amended in order for Awards of Restricted Stock Units made under the Plan, to comply with French tax, social and corporate rules, applicable to shares granted for no consideration under Sections L. 225-197-1 to L. 225-197-6 of the French Commercial Code, as amended (the “French Qualified RSUs”) in order to allow the eligible Employees to benefit from the related favorable tax and social regime as set out in particular in 80 quaterdecies of the French Tax Code and L. 242 1 of the French Social Security Code; provided, however, that, nothing in this sub-plan shall be construed as a guarantee or an undertaking by the Company, or any of its Subsidiaries that (i) such regime will effectively apply, and (ii) that any subsequent disposal of the French Qualified RSUs would benefit from the regime provided at article 163 bis H, II of the French Tax Code. In particular, the Company reserves the right to take actions that may subsequently result in the disqualification of the Awards granted under the French sub-plan for French tax and/or social security purposes. Notwithstanding any provisions to the contrary in the Plan (and in particular the provisions of Section 3 of the Plan), no Award other than French Qualified RSUs may be granted under the French sub-plan.

(c) The Plan, as amended by the provisions of this sub-plan, shall be referred to as the “French Sub-Plan”.

2.
Application. This French Sub-Plan shall be used solely to grant French Qualified RSUs to Employees of the Company or any Subsidiary who are resident and providing services in France pursuant to an employment agreement entered into with the Company or a Subsidiary, and who are subject to taxation in France with respect to income derived from such grants (“French Participants”), to the extent the Administrator designates an Award to such French Participant as a French Qualified RSU granted under this French Sub-Plan. Any grant of a French Qualified RSU under this French Sub-Plan shall be documented in a French Qualified RSU agreement (the “French Qualified RSU Agreement”) which shall specifically provide that such Award is granted under this French Sub-Plan. The grant of French Qualified RSUs shall be accepted by execution of the French Qualified RSU Agreement. A grant of French Qualified RSUs is an irrevocable commitment of the Company for the benefit of the French Participant, subject to such French Participant’s compliance with the provisions of the French Sub‑Plan and to the compliance with any applicable vesting conditions. Nothing in this French Sub-Plan shall prohibit the Company from granting Awards to French Participants under the Plan that are not subject to the terms and conditions of this French Sub-Plan (in which case, such Awards would be non-qualifying benefits for French tax and social security purposes).
3.
Definitions. For the purpose of this French Sub-Plan and unless the context otherwise requires, the following terms shall have the meanings set forth below:

(a) “Administrator” shall mean the Executive Compensation and Human Resources Committee of the Board of Directors.

(b) “Disability” shall mean disability as defined under categories 2 and 3 of Section L. 341-4 of the French Social Security Code, as amended, and subject to the fulfillment of related conditions.

(c) “Grant Date” shall mean, with respect to any Award of French Qualified RSUs to a French Participant under this French Sub-Plan, the date on which the Administrator takes the corporate action to grant such Award.

(d) “Retirement” shall mean the voluntary decision of the French Participant to terminate employment and to claim his or her pension or the involuntary termination of the employment of the French Participant pursuant to article L. 1237-4 et. seq. of the French Labor Code.

4. Limitations on Eligibility. French Qualified RSUs may not be granted under this French Sub-Plan to French Participants who are corporate officers of the Company or a French Subsidiary, unless the corporate officer is also employed by a French Subsidiary, as defined by French law. French Qualified RSUs may not be granted under this French Sub-Plan to any French Participant who owns more than ten percent (10%) of the Company’s outstanding Shares at the Grant Date or who after having received French Qualified RSUs under the French Sub-Plan, would hold more than 10% of the Company’s stock. The total number of French Qualified RSUs granted under the French Sub‑Plan is subject to the Plan limits and, in no event may exceed 15% of the Company’s stock upon the Grant Date (when added together with other Restricted Stock Units granted by the Company under the Plan).

5. Terms and conditions of the French Qualified RSUs

In addition to the conditions set forth in Section 8 of the Plan, the French Qualified RSUs shall include the following conditions and restrictions:

(a)
No Consideration. For the avoidance of doubt, French Qualified RSUs awarded to a French Participant shall give to such participant the deferred and conditional right to receive, free of charge, a certain number of treasury or newly issued Shares, subject to the terms and conditions of the French Sub‑Plan and the relevant French Qualified RSU Agreement;
(b)
Form of Settlement. Notwithstanding Section 8(i) of the Plan, French Qualified RSUs may only be settled in Shares. The French Participant shall have no right to vote or receive dividends or other rights as a holder of capital stock until the delivery of the Shares, nor to be economically compensated therefor in any form whatsoever, notwithstanding Section 8(j) of the Plan;
(c)
Vesting and Settlement. Without prejudice to any additional vesting and/or settlement conditions that may be set by the Administrator and included in the French Qualified RSU Agreement, no settlement of any French Qualified RSUs will be made before the expiration of a period of one year (the “Acquisition Period”) following the Grant Date; provided, however, that (i) in case of death of the French Participant during the Acquisition Period, his or her heirs may request in writing that the French Qualified RSUs become fully vested and be settled at any time within the six month period following his or her death, and the Administrator shall cause such accelerated vesting and settlement promptly after the receipt of such request; and (ii) in case of the Disability of the French Participant during the Acquisition Period, the French Participant may request in writing the immediate vesting and settlement of the French Qualified RSUs, and the Administrator shall cause such accelerated vesting and settlement promptly after the receipt of such request.
(d)
Holding Period. Shares acquired pursuant to the French Qualified RSUs may not be directly or indirectly sold, pledged, assigned, hypothecated, transferred or disposed of in any manner whatsoever until after the second anniversary of the Grant Date (the “Holding Period”); provided, however, that the Holding Period will not apply or will cease to apply, as applicable, in the event (i) the Acquisition Period determined in the French Qualified RSUs Agreement is longer than two years, or (ii) of the Disability or death of the French Participant, or (iii) of a Triggering Event and if the conditions mentioned under (1), (2) or (3) of Section 8(e) of the Plan are satisfied. The duration of the Holding Period, if any, shall be determined in the French Qualified RSUs Agreement.
(e)
Retirement. In the event a French Participant ceases to be an Employee due to Retirement (or due to early retirement with the consent of the Administrator), the French Participant will remain bound by the Acquisition Period (and the Holding Period, if any) set forth in the French Qualified RSUs Agreement until the day following the two-year anniversary of the Grant Date at which point in time all unvested Restricted Stock Units held by the Participant shall immediately vest and all Shares subject to any Holding Period shall be freely transferrable, as applicable.
(f)
Black‑Out Periods. So long as the Shares are listed, the Shares acquired pursuant to the French Qualified RSUs that are no longer subject to the restrictions applicable during the Holding Period if any may however not be transferred within black‑out periods as provided under the Company’s insider trading policies (and in no event during the black-out periods provided under applicable law).
(g)
Adjustments provisions. The provisions of Section 13 of the Plan will apply to the French Qualified RSUs; provided, however, that the Administrator may in its sole discretion decide not to apply all or part of the provisions of Section 13 of the Plan to French Qualified RSUs or to apply to such French Qualified RSUs different measures than those applied to other Restricted Stock Units granted pursuant to the Plan, in each case, in order to comply with French law requirements; provided, further, that, for the avoidance of doubt, the provisions of this Section 5(g) shall not be construed as an undertaking of the Company or the Administrator to apply the provisions of Section 13 in a way that would preserve the favorable tax and social regime as set out in particular in Articles 80 quaterdecies of the French Tax Code and L. 242‑1 of the French Social Security Code.

6. Form of the Shares. Shares delivered pursuant to the French Qualified RSUs will be kept in book-entry registration.

7. Tax and Social Regime. The following provisions of this Section 7 will apply in addition to the provisions of Section 14(c) of the Plan which will apply to Awards under the French Sub-Plan; provided, however, that French Participants will not satisfy their obligations by having the Company withhold from the number of Shares distributable, if any, a number of Shares having an aggregate value equal to the amount of the required withholding tax.

(a) The French Participants shall bear any taxes and social levies applicable to the Award, any income derived therefrom, as well as the delivery, holding and disposal/or of the Shares acquired pursuant to French Qualified RSUs. Each French Participant is urged to consult with his or her tax adviser to assess the tax and social security regime (and related filing and payment obligations) applicable in light of his or her personal situation.

(b) The employer of the French Participant will have the right to withhold, from any amount owed to the French Participant (including pursuant to his or her employment agreement), any withholding tax or social levy or contribution required to be levied in accordance with applicable law. If the amounts owed to the French Participant are insufficient to make such withholdings or deductions, the Company and/or the employer may (i) arrange the transfer of a number of Shares on behalf of the French Participant such that after payment of the transfer fees, the net transfer proceeds allow for the payment of required taxes and social levies or contributions and (ii) deduct from the net proceeds of such transfer an amount corresponding to such tax or social levies or contributions (any remaining amount of which would be paid to the French Participant). For the avoidance of doubt, such transfers shall occur only after the expiration of the Holding Period.

8. Amendment. Subject to the terms of the Plan, the Administrator reserves the right to amend or terminate this French Sub-Plan at any time.

9. Incorporation of Plan Provisions. Except to the extent inconsistent with and/or modified by the terms specifically set out above, this French Sub-Plan incorporates all of the provisions of the Plan exclusive of provisions of the Plan relating to Awards other than Restricted Stock Units and of Section A. Any capitalized terms not specifically defined in the French Sub-Plan shall have the same meaning as in the Plan. In the event of any conflict between the terms and conditions of the French Sub-Plan and the Plan, the provisions of the French Sub-Plan shall prevail for the grants made hereunder; provided, however, that French Participants may not obtain rights or benefits under the French Sub-Plan if not entitled to such rights or benefits pursuant to the provisions of the Plan.

10. Language. Any French Participant accepting an award of Qualified French RSUs under this French Sub-Plan acknowledges in doing so that he or she is proficient in English and that he or she fully understands the terms and conditions thereof, as well as those of the Plan. Le Participant Français reconnait qu’il ou elle maitrise l’anglais et qu’il ou elle comprend entièrement les termes et conditions du Sous Plan ainsi que ceux du Plan.